 Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund paid three monthly dividends of 6.5 cents per share during the first quarter. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.46% common stock dividend yield based on the March 31, 2006, closing price of $10.45 per share. That yield compares favorably with the March 31 yields of 3.44% on the Dow Jones Utility Index and 3.57% on the S&P Utilities Index.

     Your Fund had a total return (income plus change in market price) of 2.5% for the quarter ended March 31, 2006. In comparison, the S&P Utilities Index had a total return of –1.2% . A composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of –1.2% .

     On a longer-term basis, as of March 31, 2006, your Fund had a five-year cumulative total return of 46.3% . In comparison, the S&P Utilities Index had a total return during that period of –5.0%, while a composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of 2.4%.

     As part of the review of our investment process, Fund analysts prepare annual industry reviews and outlooks for presentation to the Board of Directors. These reviews bring into focus certain factors affecting the utility and REIT industries’ operating and financial performance. Following are highlights from those reviews.

     Electric Utilities—Rising Costs for You and Them: During 2005, there were several key factors that affected the investment performance of companies in the electric utility industry, including: 1) the continuation of company managements’ focus on the operation and growth of their core regulated businesses, 2) strong cash flow generation at many companies that recently completed financial strength improvements, and 3) an increase in merger and acquisition activity. However, the most important issue impacting companies in the industry in 2005, and the one that is most relevant for 2006, is the growing necessity to increase electricity rates. The pressure for rate increases is primarily based on the need to: 1) improve electricity reliability through increases in generation, transmission, and distribution capacity, 2) make capital expenditures for clean air legislation compliance, and 3) most notably, manage the effect of higher energy prices.

     High and volatile energy prices dominated the headlines throughout most of 2005. This was especially apparent during the third quarter when energy prices spiked due to the effects of the devastating hurricanes that struck the Gulf Coast region. The resulting infrastructure damage caused natural gas flows from the Gulf to be disrupted, driving up natural gas prices nationwide. As a result, electricity prices also rose sharply. Because there has been a significant increase in the number of natural gas-fired power plants over the last several years, there is a close link in many regions between natural gas costs and electricity prices.

     The companies that benefited from higher electricity prices were those that had uncommitted coal or nuclear-based electricity production capacity. Those companies were able to sell relatively low-cost power into high-priced unregulated wholesale markets. Included among those companies are a group of companies that have been nuclear plant consolidators and operators. The purchase of nuclear generating plants with a focus on improving operational performance has turned out to be a very good business. The profits from, and the value of such plants, have increased along with the rise in electricity prices. We expect that large nuclear plant owner-operators will continue to benefit from a robust energy price environment during 2006.

     To date, state regulators have generally been supportive of cost-based rate increase requests from companies that purchase power because they do not have sufficient generating capacity for their service territories and/or do not benefit from low-cost generation capacity. We expect that in most cases that support will continue. We believe that many companies will be allowed to recover higher fuel and power costs, and system reliability expenditures. However, in certain jurisdictions there have been negative responses toward rate increases by both regulators and politicians. It appears that some of those responses are being influenced by election year politics as candidates position themselves as pro-consumer. The utility companies in those jurisdictions generally have low cost multi-year fixed price rate plans that are about to expire. Costs have risen significantly over the life of those plans and the associated rate increases could be substantial. Utility regulators, through a deferral and phase-in of higher rates, may moderate the potential for large increases in consumer bills in some locals.

     One of the tasks your Fund’s portfolio managers must undertake is seeking to determine which companies have comparative advantages in regulation and generation, and also have the financial strength and management commitment to maintaining and growing earnings and dividends.

     Telecommunications—Key Fundamental Trends and Popular Perception: Although the popular press has been negative toward the telecommunications sector because of aggressive competition in the consumer wireline business, your Fund’s portfolio managers see a number of important favorable fundamentals in this sector. Wireless service in the United States had a record year during 2005 in subscriber growth, accompanied by lower customer turnover and improved profitability. Telecommunications companies also gained market share versus their cable company competitors in the race to provide broadband services. In addition, the regulatory environment was, and continues to be, the most favorable in years.

     The incumbent wireline carriers, those that historically have owned the copper telephone wire in most of our homes and have provided telephone service for the last several decades, have been losing subscribers to voice over Internet protocol (VOIP) offered either by cable providers or independent companies. However, this trend needs to be put into perspective. Wireless substitution, changing from copper wire to wireless usage, has actually been the leading cause of wireline subscriber losses. The incumbent carriers are also the largest wireless carriers in the U.S. and, as a result, they pick up some of the lost wireline customers in the form of wireless customers. Furthermore, it is important to realize that wireline consumers are currently a smaller piece of the total revenue pie for telecommunication companies than they were in the past. As a result, the overall financial impact of wireline customer loss is less than one might think given the disproportionate amount of media attention given to it.

     Although the customers receiving only wireline service are less important than they used to be, the incumbents are aggressively fighting for the full-service broadband consumer, because everything—including voice, Internet access, data transmission, and video—will eventually migrate to broadband. Winning the broadband customer is a primary focus. Using broadband as the lead offering in a bundle of services is an important customer retention tool and also increases the revenue per retail access line. So while the incumbents may lose some fixed line customers, if they can sell more services to the remaining ones, they can still greatly benefit. With the addition of video, over the next year or so, to the bundle of services that is currently being offered, revenue per access line should continue to increase. Also, there are potential long-term benefits from gaining broadband customers today, since those customers are the most likely to subscribe to a new video service from the telecommunication company later.

     Wireless continues to be an area of strength for the incumbent carriers and now accounts for a larger share of incumbents’ overall revenues than the consumer wireline business. Although wireless growth should continue in 2006, it will be slower than the record-setting pace of 2004 and 2005 as penetration approaches 70% of the U.S. population. Telecommunication companies experienced a pickup in growth from data services (i.e., wireless broadband, text messaging, pictures, games, ringtones) in 2005 and we expect this to be the next important area of growth in wireless services.

     Foreign incumbent carriers are experiencing many of the same trends that are affecting the U.S. carriers. However, the degree may vary depending on the level of competition in each country and the differing regulatory environments. As a result, we evaluate the key trends and see how they apply to the companies within each country. Selection of particular securities is becoming much more important than mere sector participation, particularly in Europe.

     Despite the competitive challenges to the traditional telecommunication service providers, cash generation in this sector remains robust. Shareholders have benefited in the form of increasing dividends, a trend we expect to continue. For DNP shareholders, investment in these companies provides value through dividend income and the growth of that income. Therefore, we currently anticipate that the Fund will continue to invest in incumbent telecommunications companies around the world.

     The Gas Industry—Yield Remains Our Focus: The price of natural gas was high and volatile in 2005, mirroring oil price rises as well as concerns that North American natural gas supplies might be insufficient to meet demand. While gas prices stayed relatively high throughout the year, they spiked even higher late in the year in the aftermath of hurricanes followed by an early-December cold snap. Gas prices plummeted, however, after weather turned unseasonably warm in January 2006. Somewhat surprisingly, the winter is ending with extremely high storage levels relative to 2004 and the last half-decade.

     For the near- to medium-term, we believe high and volatile natural gas prices are likely to persist, as production from existing wells wanes and additional supply is more difficult (and expensive) to bring on line. Over the longer term, new supply sources will develop, such as expanded or newly built domestic liquefied natural gas (LNG) facilities, which enable increased imports of natural gas from overseas. As well, technological improvements have allowed more gas to be recovered from existing sources; unconventional supplies are being developed; and new areas may be opened to exploration.

     Over the past few years, all local gas distribution companies (LDCs) have faced higher operating expenses. Moreover, high gas prices have led many customers to conserve gas usage and reduced the ability of some to pay their bills, increasing bad debt expense for distributors. Consequently, there has been pressure on LDC margins. The only recourse for these companies is to present their circumstances to the regulators who set rates. We have already seen some rate cases filed this year, and we expect to see more of them as companies seek recovery of the higher expenses they have been absorbing. We believe regulators are aware of the importance of financially healthy local utilities and will be reasonable in allowing rates to reflect additional cost burdens going forward.

     During 2005 the lowest-yielding companies and those with significant commodity exposure enjoyed better stock price returns than companies with higher yields. The average dividend yield of the companies in your Fund is materially higher than the gas distribution company universe. Given the Fund’s income objective, we believe that it is appropriate to maintain our emphasis on low-risk companies with steady growth rates that sustain or grow their dividends annually.

     REITs—Repeat Performance? Investors have been wondering each year for the past few years if the Real Estate Investment Trusts (“REIT”) sector could continue its record of outperforming the S&P 500, NASDAQ, and the Russell 2000. The answer for 2005 was yes. Many expected rising interest rates to impact REIT performance. As Treasury yields advanced, the spread between the 10-year note and the average REIT yield—a traditional benchmark of REIT valuation—compressed and then turned in favor of the 10-year note. Yet REIT share prices continued to appreciate.

     The performance counter-weight to the reduction in relative yield was a record volume of merger and acquisition activity in the sector. Ten REIT acquisitions were announced during the year and in eight of the ten cases buyers were non-public firms, primarily private funds. The number of private real estate funds continues to increase and they are having difficulty finding investment opportunities. Until publicly traded real estate becomes more expensive than privately traded real estate, given the value of public management and its platform, public-to-private deals should continue. The past year’s merger and acquisition activity affirmed valuation support for the sector overall and proceeds from the sales were redistributed across the sector.

     As we have done for over ten years, we maintain our disciplined focus on earnings and cash flow growth at a reasonable price and do not pursue investments solely for their potential as acquisition candidates.

Fundamentals in the sector continue to improve and supply is constrained by the relatively high cost of land and the increased costs of construction. As a result, we expect the REIT earnings picture to improve. We therefore anticipate that the diversified portfolio of REITs owned by your Fund can deliver earnings growth for 2006 above average levels for the sector.

     Board of Directors: In March 2006 your Fund, as authorized by the Board, issued $300 million of Auction Preferred Stock. The proceeds from the offering are being used to retire the Fund’s $200 million commercial paper program and to increase the Fund’s total assets available for investment. Depending on market conditions, the Fund intends to offer an additional $200 million of Auction Preferred Stock later in the year.

At the regular May 2006 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	June 30	July 10
6.5	July 31	August 10
6.5	August 31	September 11

     The determination of the character of all Fund distributions (specifying which portion is ordinary income, qualifying dividend income, short or long term capital gains, or return of capital) is made each year-end and is reported to shareholders on Form 1099-DIV, which is mailed every year in late January or early February.

     At the February 2006 meeting, the Board reviewed the Fund’s dividend policy and reaffirmed the current 6.5 cents per share per month dividend rate. Interest rates remain historically low despite recent Federal Reserve actions, and utility common stock dividend yields are well below their long-term average. Since 2004, the Fund has made increased use of realized gains to supplement its investment income and has reduced its use of short-term trading strategies designed to capture dividend income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from realized gains will be treated as ordinary income for tax purposes. Once the Fund utilizes all of its tax loss carryforwards and, in the absence of an increase in the yields available on Fund investments and/or realizable gains on Fund investments, the Fund’s dividend distributions may include a portion of non-taxable return of capital in order to maintain the dividend rate.

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. These services are offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s web site at the address noted below.

     Visit us on the Web-You can obtain the most recent shareholder financial reports and dividend information at our web site, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	President and Chief
Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
March 31, 2006

COMMON STOCKS—97.2%
		Market
		Value
Shares	Description	(Note 1)

	■ ELECTRIC—62.1%
982,300	Ameren Corp.	$48,938,186
1,125,000	Consolidated Edison Inc.	48,937,500
977,193	DTE Energy Co.	39,175,667
900,000	Dominion Resources Inc.	62,127,000
1,330,000	Duke Energy Corp.	38,769,500
1,100,000	Energy East Corp.	26,730,000
1,464,000	Exelon Corp.	77,445,600
1,735,000	FPL Group Inc.	69,642,900
1,535,000	FirstEnergy Corp.	75,061,500
800,000	Great Plains Energy Inc.	22,520,000
188,673	National Grid PLC ADR	9,363,841
675,714	National Grid PLC (United Kingdom)	6,710,047
2,000,000	NiSource Inc.	40,440,000
1,000,000	Northeast Utilities Inc.	19,530,000
2,237,200	NSTAR	64,006,292
1,000,000	OGE Energy Corp.	29,000,000
1,350,000	PG&E Corp.	52,515,000
1,200,000	PPL Corp.	35,280,000
1,500,000	Pinnacle West Capital Corp.	58,650,000
1,375,000	Progress Energy Inc.	60,472,500
1,000,000	Puget Energy, Inc.	21,180,000
328,000	RWE AG (Germany)	28,539,204
600,000	SCANA Corp.	23,544,000
1,000,000	Scottish & Southern Energy ADR	19,635,100
850,000	Scottish & Southern Energy PLC (United Kingdom)	16,689,852
2,000,000	Southern Co.	65,540,000
1,500,000	Vectren Corp.	39,570,000
581,000	WPS Resources Corp.	28,596,820
3,499,304	Xcel Energy Inc.	63,512,367

		1,192,122,876

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2006

		Market
		Value
Shares	Description	(Note 1)

	■ GAS—6.8%
1,000,000	Atmos Energy Corp.	$26,330,000
800,000	Nicor Inc.	31,648,000
1,296,733	Oneok Inc.	41,819,639
1,000,000	WGL Holdings Inc.	30,420,000

		130,217,639

	■ TELECOMMUNICATION—16.3%
1,799,230	AT&T Inc.	48,651,179
177,100	Alltel Corp.	11,467,225
1,600,000	BCE Inc.	38,496,000
565,000	BT Group PLC ADR	21,933,300
475,000	Belgacom S.A.	15,169,530
1,006,500	BellSouth Corp.	34,875,225
1,350,000	Chunghwa Telecom Co. Ltd.	26,446,500
2,500,000	Citizens Communications Co.	33,175,000
856,250	Telecom Corp of New Zealand Ltd. ADR	23,392,750
1,719,492	Verizon Communications Inc.	58,565,898

		312,172,607

	■ NON-UTILITY—12.0%
98,632	AMB Property Corp.	5,352,759
63,015	Alexandria Real Estate Equities Inc.	6,007,220
179,850	Archstone Smith Trust	8,771,284
61,221	AvalonBay Communities Inc.	6,679,211
110,195	Boston Properties Inc.	10,275,684
64,978	Camden Property Trust	4,681,665
190,500	Corporate Office Properties Trust	8,713,470
175,112	Developers Diversified Realty Corp.	9,587,382
103,223	Diamondrock Hospitality Co.	1,425,510
94,168	Digital Realty Trust Inc.	2,652,713
229,335	Equity Residential	10,730,585
66,504	Essex Property Trust Inc.	7,230,980

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2006

		Market
		Value
Shares	Description	(Note 1)

207,293	Extra Space Storage Inc.	$3,563,367
204,118	General Growth Properties Inc.	9,975,247
55,245	Hospitality Properties Trust	2,412,549
287,785	Host Marriott Corp.	6,158,599
105,450	Innkeepers USA Trust	1,787,377
72,159	Kilroy Realty Corp.	5,575,004
178,015	Kimco Realty Corp.	7,234,530
93,629	LaSalle Hotel Properties	3,838,789
127,444	The Macerich Co.	9,424,484
72,630	Pan Pacific Retail Properties Inc.	5,149,467
248,630	ProLogis	13,301,705
91,635	Public Storage Inc.	7,443,511
168,555	Reckson Associates Realty Corp.	7,723,190
66,770	Regency Centers Corp.	4,486,276
107,284	SL Green Realty Corp.	10,889,326
200,020	Simon Property Group Inc.	16,829,683
137,598	Strategic Hotels and Resorts Inc.	3,203,281
194,122	Sunstone Hotel Investors Inc.	5,623,714
184,367	United Dominion Realty Trust Inc.	5,261,834
126,620	U-Store-It Trust	2,551,393
124,891	Ventas Inc.	4,143,883
120,381	Vornado Realty Trust	11,556,576

		230,242,248

	Total Common Stocks (Cost—$1,627,722,377)	1,864,755,370

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2006

PREFERRED STOCKS—10.0%
		Market
		Value
Shares	Description	(Note 1)

	■ UTILITY—7.1%
700,000	Entergy Corp. 7 5/8% due 2/17/09	$35,546,000
1,200,000	Great Plains Energy Inc. 8% due 2/16/07	29,352,000
220,000	Southern California Edison 6 1/8% Perpetual	22,440,000
172,700	Southern Union Co. 5 3/4% due 8/16/06	12,745,260
500,000	TXU Corp. 8 1/8% due 5/16/06	36,035,000

		136,118,260

	■ NON-UTILITY—2.9%
320,400	AMB Property Corp. 7% Series O Perpetual	8,378,460
11,300	AvalonBay Communities Inc. 8.70% Series H Perpetual	307,360
550,600	Duke Realty Corp. 6.95% Series M Perpetual	14,205,480
400,000	Federal National Mortgage Association 7% Perpetual	21,612,520
2,400	Health Care Property Investors Inc. 7 1/4% Series E Perpetual	60,984
32,000	Health Care Property Investors Inc. 7.10% Series F Perpetual	832,320
5,700	ProLogis 6 3/4% Series F Perpetual	142,500
3,800	ProLogis 6 3/4% Series G Perpetual	95,000
356,800	Public Storage Inc. 6.95% Series H Perpetual	9,062,720
2,700	Vornado Realty Trust 6 3/4% Series F Perpetual	66,960
5,300	Vornado Realty Trust 6 3/4% Series H Perpetual	131,387
		54,895,691

	Total Preferred Stocks (Cost—$175,996,885)	191,013,951

BONDS—35.3%		Ratings

			Standard	Market
			and	Value
Par Value		Moody’s	Poor’s	(Note 1)

■ ELECTRIC—12.5%
$18,050,000	Comed Financing II
	8 1/2%, due 1/15/27	Baa3	BBB-	$18,624,333
9,304,000	Commonwealth Edison Co.
	8%, due 5/15/08	Baa1	A-	9,775,769

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2006

		Ratings

			Standard	Market
			and	Value
Par Value		Moody’s	Poor’s	(Note 1)

$24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa3	BB+	$25,421,832
20,000,000	Duke Energy Corp., Series D
	7 3/8%, due 3/01/10	Baa1	BBB	21,242,100
5,000,000	Entergy Corp.
	6.30%, due 9/01/35	Baa1	A-	4,794,175
9,431,000	FPL Group Capital Inc.
	7 5/8%, due 9/15/06	A2	A-	9,524,423
25,000,000	FirstEnergy Corp., Series B
	6.45%, due 11/15/11	Baa3	BBB-	25,898,675
24,340,000	Illinois Power Co.
	7 1/2%, due 6/15/09	Baa2	BBB+	25,672,712
15,825,000	Niagara Mohawk Power Corp.
	8 7/8%, due 5/15/07	Baa1	A-	16,463,349
5,000,000	NSTAR
	8% due 2/15/10	A2	A-	5,427,025
9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	11,472,543
15,000,000	Progress Energy Inc.
	7.10%, due 3/01/11	Baa2	BBB-	15,925,425
22,750,000	Puget Capital Trust
	8.231%, due 6/01/27	Ba1	BB	21,749,114
12,915,000	Sempra Energy
	7.95%, due 3/01/10	Baa1	BBB+	13,960,314
13,000,000	Southern Co. Capital Trust II
	8.14%, due 2/15/27	Baa1	BBB+	13,747,318

				239,699,107

	■ GAS—3.5%
5,000,000	KN Energy Inc.
	7 1/4%, due 3/01/28	Baa2	BBB	5,368,995
7,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	A3	A	7,574,063

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2006

		Ratings

			Standard	Market
			and	Value
Par Value		Moody’s	Poor’s	(Note 1)

$10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	$11,162,420
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB	7,048,862
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	Baa3	BBB	10,338,782
10,000,000	TE Products Pipeline Co.
	7.51%, due 1/15/28	Baa3	BBB-	10,440,610
15,500,000	Trans-Canada Pipeline
	9 1/8%, due	A3	BBB+	15,522,630

				67,456,362
	■ TELECOMMUNICATION—14.2%
17,200,000	AT&T Wireless Services Inc.
	7 1/2%, due 5/01/07	Baa2	A	17,595,411
15,098,000	BellSouth Capital Funding Corp.
	7 3/4%, due 2/15/10	A2	A	16,236,117
22,000,000	British Telecom PLC
	8 3/8%, due 12/15/10	Baa1	A-	24,562,670
15,000,000	Centurytel Inc.
	8 3/8% ,due 10/15/10	Baa2	BBB+	16,449,165
10,000,000	Centurytel Inc.
	6 7/8%, 1/15/28	Baa2	BBB+	9,562,540
5,645,000	Comcast Cable Communications Inc.
	8 3/8%, due 5/01/07	Baa2	BBB+	5,820,221
10,000,000	France Telecom SA
	7 3/4%, due 3/01/11	A3	A-	10,932,300
17,625,000	GTE Corp.
	7.90%, due 2/01/27	Baa1	A	18,432,578
5,000,000	GTE North Inc., Series C
	7 5/8%, due 5/15/26	A3	A	5,039,440
17,000,000	Koninklijke KPN NV
	8%, due 10/01/10	Baa2	BBB+	18,264,681

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2006

		Ratings

			Standard	Market
			and	Value
Par Value		Moody’s	Poor’s	(Note 1)

$15,000,000	Koninklijke KPN NV
	8 3/8%, due 10/01/30	Baa2	BBB+	$16,557,045
24,104,000	Nextel Communications Corp.
	7 3/8%, due 8/01/15	Baa2	A-	25,297,269
10,000,000	Sprint Capital Corp.
	8 3/8%, due 3/15/12	Baa2	A-	11,312,410
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	Baa2	BBB+	11,720,230
11,500,000	Telefonica Europe BV
	7 3/4%, due 9/15/10	Baa1	BBB+	12,385,120
12,295,000	360 Communications Co.
	7.60%, due 4/01/09	A2	A-	12,997,635
10,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30	A3	A	11,633,422
20,000,000	Vodaphone Group PLC
	7 3/4%, due 2/15/10	A2	A+	21,450,300
5,000,000	Vodaphone Group PLC
	7 7/8%, due 2/15/30	A2	A+	5,775,455

				272,024,009
	■ NON-UTILITY—5.1%
# 16,000,000	CIT Group Inc.
	5.01%, due 6/07/06	A2	A	16,008,000
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	A2	A+	10,929,184
9,600,000	Duke Realty L.P.
	6.80%, due 2/12/09	Baa1	BBB+	9,901,642
10,000,000	EOP Operating LP
	7 3/4%, due 11/15/07	Baa2	BBB	10,341,120
# 25,000,000	Harrier Finance Funding LLC
	4.82%, due 11/15/06	Aaa	AAA	25,004,775
# 25,000,000	Liquid Funding Ltd.
	4.86%, due 4/24/06	Aaa	AAA	25,000,471

				97,185,192

	Total Bonds (Cost—$695,905,858)			676,364,670

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2006

		Market
Par Value/		Value
Shares		(Note 1)

SHORT-TERM INSTRUMENTS—48.9%

$ 35,000,000	AIG Funding Inc.
	4.80%, due 5/30/06	$34,724,667
# 3,754,508	AIM STIC Liquid Assets Portfolio	3,754,508
25,000,000	American Express Credit Corp.
	4.80%, due 4/19/06	24,941,250
# 5,000,000	Banc of America Securities LLC Repurchase Agreement,
	4.92%, dated 3/31/06, due 4/03/06, with a repurchase price of
	$5,002,050 and collateralized by $5,100,001 market value of
	corporate bonds having an average coupon rate of 5.25% and
	an original weighted average maturity of 9/15/14	5,000,000
# 50,000,000	Bear Stearns Inc. Master Note
	5%, due 4/03/06	50,000,000
25,000,000	Citigroup Funding Inc.
	4.78%, due 4/05/06	24,986,722
# 50,000,000	Citigroup Global Markets Inc. Master Note
	4.95%, due 4/03/06	50,000,000
# 125,000,000	Credit Suisse First Boston LLC Repurchase Agreement,
	4.93%, dated 3/31/06, due 4/03/06, with a repurchase price of
	$125,051,302 and collateralized by $127,503,575 market value of
	asset-backed securities (ABS) and collateralized mortgage
	obligations (CMOs) having an average coupon rate of 7.81% and
	an original weighted average maturity of 3/21/31	125,000,000
# 125,000,000	Dresdner Kleinwort Wasserstein Securities LLC Repurchase Agreement,
	4.93%, dated 3/31/06, due 4/03/06, with a repurchase price of
	$125,051,302 and collateralized by $127,504,868 market value of
	CMOs and corporate bonds having an average coupon rate of 6.05%
	and an original weighted average maturity of 6/14/26	125,000,000
15,000,000	Florida Power and Light Co.
	4.77%, due 5/01/06	14,940,375
25,000,000	GE Capital Corp.
	4.70%, due 4/10/06	24,970,625

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2006

			Market
Par Value/			Value
Shares			(Note 1)

#$	125,000,000	Goldman Sachs & Co. Repurchase Agreement,
		4.95%, dated 3/31/06, due 4/03/06, with a repurchase price of
		$125,051,510 and collateralized by $127,500,002 market value of
		ABS and CMOs having an average coupon rate of 5.84% and an
		original weighted average maturity of 5/09/32	$125,000,000
#	50,000,000	Greenwich Capital Markets Inc. Repurchase Agreement,
		4.96%, dated 3/31/06, due 4/03/06, with a repurchase price of
		$50,020,646 and collateralized by $51,001,053 market value of
		CMOs having an average coupon rate of 7.31% and an original
		weighted average maturity of 5/30/45	50,000,000
#	60,000,000	Lehman Brothers Inc. Repurchase Agreement,
		4.93%, dated 3/31/06, due 4/03/06, with a repurchase price of
		$60,024,625 and collateralized by $61,204,184 market value of
		CMOs having an average coupon rate of 6.39% and an original
		weighted average maturity of 12/12/36	60,000,000
#	40,000,000	Merrill Lynch Government Securities Inc. Repurchase Agreement,
		4.95%, dated 3/31/06, due 4/03/06, with a repurchase price of
		$40,016,483 and collateralized by $42,004,411 market value of
		CMOs having an average coupon rate of 5.70% and an original
		weighted average maturity of 12/06/34	40,000,000
#	50,000,000	Nomura Securities International Inc. Repurchase Agreement,
		4.93%, dated 3/31/06, due 4/03/06, with a repurchase price of
		$50,020,521 and collateralized by $51,000,000 market value of
		CMOs having an average coupon rate of 5.25% and an original
		weighted average maturity of 7/21/35	50,000,000
	20,000,000	Orange & Rockland Utilities Inc.
		4.87%, due 4/03/06	19,994,589
	25,000,000	Prudential Funding LLC
		4.70%, due 4/04/06	24,990,208
	25,000,000	Southern Co. Funding Corp.
		4.82%, due 5/25/06	24,819,250
#	30,000,000	Stanfield Victoria Funding LLC
		4.40%, due 4/10/06	29,967,000
	30,000,000	WPS Resources Corp.
		4.87%, due 4/03/06	29,991,883

The accompanying notes are an integral part of the financial statement.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2006

		Market
Par Value/		Value
Shares		(Note 1)

$200,000	Wisconsin Public Service Corp.
	4.80%, due 4/04/06	$199,920

	Total Short-Term Instruments (Amortized Cost—$938,280,997)	938,280,997

	Total Investments—191.4% (Cost—$3,437,906,117)	3,670,414,988

CASH AND OTHER ASSETS LESS LIABILITIES—(49.7%)		(953,138,439)

PREFERRED STOCK—(41.7%)
	($.001 par value per share; 100,000,000 shares authorized)

	■ REMARKETED PREFERRED STOCK—(26.1%)
	5,000 shares issued and outstanding; liquidation preference $100,000 per share)	(500,000,000)

	■ AUCTION PREFERRED STOCK—(15.6%)
	12,000 shares issued and outstanding; liquidation preference $25,000 per share)	(300,000,000)

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%
	(equivalent to $8.54 per share of common stock based on 224,505,404 shares
	of common stock outstanding; authorized 250,000,000 shares)	$1,917,276,549

	# This security was purchased with the cash proceeds from securities loans.

	The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shares of the Fund.

_________________

(1)	Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sales price, or if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

(2)	At December 31, 2005, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $3,010,132,491, the Fund had gross unrealized appreciation of $362,153,165 and gross unrealized depreciation of $83,919,490.

Board of Directors	DNP Select
Income Fund Inc.
STEWART E. CONNER
Common stock listed on the
CONNIE K. DUCKWORTH	New York Stock Exchange under
the symbol DNP
ROBERT J. GENETSKI
55 East Monroe Street, Suite 3600
FRANCIS E. JEFFRIES	Chicago, Illinois 60603
Chairman	(312) 368-5510

NANCY LAMPTON	Shareholder inquiries please contact:
Vice Chairman
Transfer Agent
CHRISTIAN H. POINDEXTER	Dividend Disbursing
Agent and Custodian
CARL F. POLLARD
The Bank of New York
DAVID J. VITALE	Shareholder Relations
Church Street Station
P.O. Box 1258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Officers	Management Co.
55 East Monroe Street, Suite 3600
NATHAN I. PARTAIN, CFA	Chicago, Illinois 60603
President, Chief Executive Officer
and Chief Investment Officer	Administrator

JOYCE B. RIEGEL	J.J.B. Hilliard, W.L. Lyons, Inc.
Chief Compliance officer	Hilliard Lyons Center
Louisville, Kentucky 40202
T. BROOKS BEITTEL, CFA	(888) 878-7845
Senior Vice President
and Secretary	Legal Counsel

MICHAEL SCHATT	Mayer, Brown, Rowe & Maw LLP
Senior Vice President	71 South Wacker Drive
Chicago, Illinois 60606
JOSEPH C. CURRY, JR.
Vice President and Treasurer	Independent Registered Public Accounting Firm

DIANNA P. WENGLER	Ernst & Young LLP
Assistant Vice President and	233 South Wacker Drive
Assistant Secretary	Chicago, Illinois 60606

DNP Select
Income Fund Inc.

First Quarter Report March 31, 2006